UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2013

BLACKROCK KELSO CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33559	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting:

On May 9, 2013, the Registrant held its 2013 annual meeting of stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Registrant’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 19, 2013 (the “Annual Meeting Proxy”). At the Annual Meeting, the Registrant’s stockholders approved the first and second proposals described in the Annual Meeting Proxy before the Annual Meeting was adjourned. As of March 11, 2013, the record date, 73,960,544 shares of common stock were eligible to vote.

First Proposal. The Company’s stockholders elected two directors of the Company (the “Class III Directors”), each of whom will serve until the 2016 annual meeting, or until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity. The Class III Directors were re-elected pursuant to the voting results set forth below:

Name	For	Withheld
James R. Maher	29,719,480	636,421
Maureen K. Usifer	29,697,981	657,920

Second Proposal. The Company’s stockholders ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2012, as set forth below:

For	Against	Abstain
56,260,147	1,022,421	205,342

Special Meeting:

On May 9, 2013, the Registrant held a special meeting of stockholders (the “Special Meeting”). The proposal considered at the Special Meeting are described in detail in the Registrant’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on March 19, 2013 (the “Special Meeting Proxy”). At the Special Meeting, the Registrant’s stockholders approved the proposal described in the Special Meeting Proxy before the Special Meeting was adjourned. As of March 11, 2013, the record date, 73,960,544 shares of common stock were eligible to vote.

Proposal. The Company’s stockholders approved a proposal to authorize flexibility for the Company, with approval of the Board of the Company, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the Special Meeting Proxy (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale), as set forth below.

For	Against	Abstain
40,194,447	5,122,727	476,805

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: May 9, 2013	By:	/s/ Corinne Pankovcin
Name: Corinne Pankovcin
Title: Chief Financial Officer